UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2007

PLANETLINK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

                                Georgia                                                                                           000-31763                                                                                  58-2466623
(State or other jurisdiction                                                                      (Commission                                                                             (IRS Employer
         of incorporation)                                                                               File Number)                                                                         Identification No.)

                                                          1415 Bookhout Drive, Cumming, GA,  30041
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code        (678) 455-7075

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
                      ARRANGEMENTS OF CERTAIN OFFICERS

On August 29, 2007, we issued 1,375,000,000 shares of restricted common stock to each of Amy M. Trombly and James T. Crane, in consideration for services previously rendered. Ms. Trombly provided legal and board services valued at $100,000 and Mr. Crane performed accounting and board services valued at $55,000. Ms. Trombly and Mr. Crane each entered into Lock-up Agreements with us whereby they agreed not sell or otherwise dispose of these securities until February 28, 2008, other than in connection with an offer made to all shareholders of our Company or any merger, consolidation or similar transaction involving our Company. Additionally, Ms. Trombly and Mr. Crane agreed to return some or all of the shares to our Company if we determine it we are able to pay for the services Ms. Trombly and Mr. Crane have provided in cash.

With respect to the sales of our common stock described above, we relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving any public offering. No advertising or general solicitation was employed in offering the shares. The shares were sold to accredited investors. The shares were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted by us.

The foregoing description of the terms and conditions of the Lock-up Agreements are qualified in their entirety by, and made subject to, the more complete information set forth in the Lock-up Agreements filed as exhibits 10.1 and 10.2, incorporated herewith.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER                                                      DESCRIPTION

10.1	Lock-up Agreement between Amy Trombly and the Company, dated September 18, 2007 (filed herewith).

10.2	Lock-up Agreement between James Crane and the Company, dated September 18, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 PlanetLink Communications
              (Registrant)
Date  September 19, 2007

                                                              By:                    /s/ Amy Trombly
            Amy Trombly
         Director

                                         By:                    /s/ James Crane
            James Crane
          Director